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                                                                  EXHIBIT 25.1


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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              --------------------

                                    FORM T-1

        STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

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                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

  NEW YORK                                                 13-4941247
(Jurisdiction of Incorporation                             (I.R.S. Employer
if not a U.S. national bank)                               Identification n.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                         10006
(Address of principal                                      (Zip Code)
executive offices)
                      ---------------------------------

                           EQUITABLE RESOURCES, INC.
              (Exact name of obligor as specified in the charter)


  PENNSYLVANIA                                             25-0464690
(State or other jurisdiction of                            (I.R.S. employer
Incorporation or organization)                             Identification no.)


420 BOULEVARD OF THE ALLIES
PITTSBURG, PENNSYLVANIA                                    15219
(Address of principal executive offices)                   (Zip Code)

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                         MEDIUM TERM NOTES, SERIES C
                     (Title of the indenture securities)
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                                      -2-



Item   1.      General Information.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               Name                                     Address
               ----                                     -------

               Federal Reserve Bank (2nd District)      New York, NY
               Federal Deposit Insurance Corporation    Washington, D.C.
               New York State Banking Department        Albany, NY

               (b) Whether it is authorized to exercise corporate trust powers.

                   Yes.

Item   2.      Affiliations with Obligor.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

Item   3.-15.  Not Applicable

Item  16.      List of Exhibits.

               Exhibit 1 - Restated Organization Certificate of Bankers Trust
                           Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 23, 1992 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-48267.

               Exhibit 2 - Certificate of Authority to commence business -
                           Incorporated herein by reference to Exhibit 2 filed with Form T- 1 Statement, Registration No. 33-21047.


               Exhibit 3 - Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to
                           Exhibit 2 filed with Form T-1 Statement,
                           Registration No. 33-21047.

               Exhibit 4 - Existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.
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                                      -3-



               Exhibit 5 - Not applicable.

               Exhibit 6 - Consent of Bankers Trust Company required by
                           Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

               Exhibit 7 - A copy of the latest report of condition of Bankers
                           Trust Company dated as of December 31, 1993 - Incorporated herein by reference to Form T-1 Statement, Registration No. 33-76710.

               Exhibit 8 - Not Applicable

               Exhibit 9 - Not Applicable
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                                   SIGNATURE



          Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of May, 1994.


                                              BANKERS TRUST COMPANY



                                              By:/s/ Shikha Dombek
                                                 -------------------------------
                                                     Shikha Dombek
                                                     Assistant Secretary